LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 12, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON STRATEGIC REAL RETURN FUND,

EACH DATED MARCH 31, 2014

The following announces changes to the name of two of the fund’s subadvisers, the name of the fund, and certain of its portfolio managers. It also revises the fund’s disclosure to incorporate new aspects of the investment process of one of its subadvisers.

Effective June 30, 2014, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

The name of the fund will change from Legg Mason Strategic Real Return Fund to QS Legg Mason Strategic Real Return Fund.

The name of two of the fund’s subadvisers will change. Legg Mason Global Asset Allocation, LLC will change to QS Legg Mason Global Asset Allocation, LLC and Batterymarch Financial Management, Inc. will change to QS Batterymarch Financial Management, Inc.

Effective May 30, 2014, the sections of the Summary Prospectus and Prospectus titled “Management – Portfolio manager – LMGAA” and “Management – Portfolio manager – Batterymarch” are replaced with the following text:

LMGAA: Y. Wayne Lin has been portfolio manager of the fund sleeve managed by LMGAA since 2010. Thomas Picciochi and Ellen Tesler have been portfolio managers of this fund sleeve since May 2014.

Batterymarch: Stephen A. Lanzendorf, CFA, Deputy Chief Investment Officer, and Joseph S. Giroux have been portfolio managers of the fund sleeve subadvised by Batterymarch since 2011 and May 2014, respectively.

Effective June 16, 2014, the section of the Prospectus titled “More on the fund’s investment strategies, investments and risks – Global Equity Securities Sleeve” is replaced with the following text:

Batterymarch manages the Global Equity Securities Sleeve. The portfolio managers invest primarily in the common stock of U.S. and non-U.S. issuers. The portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

The sleeve is expected to have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

Effective May 30, 2014, the following replaces the address for LMGAA in the section of the Prospectus titled “More on fund management”:

LMGAA has offices at 880 Third Avenue, New York, New York 10022.

Effective May 30, 2014, the second and third paragraphs of the section of the Prospectus titled “More on fund management – Portfolio managers” are replaced with the following text:

The following Portfolio Managers are employed by LMGAA to monitor and coordinate management of the fund and provide day-to-day management of the LMGAA sleeves:

Y. Wayne Lin serves as Portfolio Manager for LMGAA and has 20 years of investment experience. Prior to June 2014, he served as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA. From 2002 to 2005, Mr. Lin served as an Analyst at CAM. Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Thomas Picciochi, CAIA, serves as Portfolio Manager for LMGAA and has 24 years of investment experience. He has been responsible for multi-asset portfolio management and trading at QS Investors since 2010. Mr. Picciochi was formerly senior portfolio manager for Deutsche Asset Management’s Quantitative Strategies Group and a member of the Global Tactical Asset Allocation Investment Oversight Committee and portfolio manager for Absolute Return Strategies from 1999 to 2010. Prior to this he held research and analyst positions at various other firms for thirteen years. He has a BA and MBA from the University of Miami.

Ellen Tesler serves as Portfolio Manager for LMGAA and has 15 years of investment experience. She has been a member of the portfolio management and trading group at QS Investors since 2010. Ms. Tesler was formerly portfolio manager for the Strategic Asset Allocation Team at Deutsche Asset Management from 2003 to 2010. Prior to that she served as a quantitative analyst for fundamental equity teams from 2000 to 2002. Prior to joining Deutsche Asset Management, she spent a year as a quantitative analyst at Lord Abbett and Company. Ms. Tesler has a BBA and MBA from Pace University.

The following Portfolio Managers provide day-to-day management of the assets of the fund that are managed by Batterymarch:

Stephen A. Lanzendorf and Joseph S. Giroux are responsible for the strategic oversight of the Batterymarch portion of the fund’s investments. As part of a larger team, their focus is on portfolio structure, and they are primarily responsible for ensuring that this portion of the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. Lanzendorf, CFA, Deputy Chief Investment Officer, has 30 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Giroux, Portfolio Manager, has 20 years of investment experience. He joined Batterymarch in 2012. Mr. Giroux previously managed both U.S. and non-U.S. assets for several firms — Golden Capital Management, Wells Capital Management and Evergreen Investments — that were affiliated with or acquired by Wells Fargo. He was also a portfolio manager at TriPoint Asset Management and The Boston Company Asset Management. He has a B.S. from New England Institute of Technology and completed graduate coursework at Brown University.

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The effectiveness of the changes described in this supplement are contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc.

Please retain this supplement for future reference.

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